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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2003

CONSOLIDATED CONTAINER COMPANY LLC
(Exact name of registrant specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	333-88157 (Commission File Number)	75-2825338 (I.R.S. Employer Identification No.)
3101 Towercreek Parkway, Suite 300 Atlanta, GA (Address of principal executive offices)		30339 (Zip Code)

Registrant's telephone number, including area code: (678) 742-4600

ITEM 5. OTHER EVENTS

        On January 7, 2003, Consolidated Container Company LLC received approval to enter into an amendment to its existing credit agreement with its bank lenders dated as of January 3, 2003. The amendment, among other things, changes the repayment schedule of certain term loans, revises financial covenants for the remainder of the agreement, reduces the revolving loan commitment, and commits a previously unutilized term loan. Attached hereto as Exhibit 10.1 is the amendment to the credit agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

        The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Title
10.1	Seventh Amendment and Agreement to the Credit Agreement and Second Amendment to the Security Agreement, dated as of January 3, 2003, by and among Consolidated Container Company LLC, Bankers Trust Company as Agent, and several financial institutions parties to the credit agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC
By:	/s/ TYLER L. WOOLSON Name: Tyler L. Woolson Title: Chief Financial Officer

Date: January 10, 2003

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seventh Amendment and Agreement to the Credit Agreement and Second Amendment to the Security Agreement, dated as of January 3, 2003, by and among Consolidated Container Company LLC, Bankers Trust Company as Agent, and several financial institutions parties to the credit agreement.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
  SIGNATURES
EXHIBIT INDEX